Exhibit 32

                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report on Form 10-K of YDI Wireless, Inc. (the "Company") for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned Robert E. Fitzgerald, Chief Executive Officer, and Patrick L. Milton, Chief Financial Officer and Treasurer, of the Company certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert E. Fitzgerald                 /s/ Patrick L. Milton
----------------------------------       ---------------------------------------
Robert E. Fitzgerald                     Patrick L. Milton
Chief Executive Officer                  Chief Financial Officer and Treasurer

Date:  February 20, 2004                 Date:  February 20, 2004